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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported) February 1, 2000

                                  GAMOGEN, INC.
             (Exact name of registrant as specified in its charter)



                  NEW YORK              0-15382              13-3341562

     (State of other jurisdiction     (Commission          (IRS Employer
          of incorporation)           File Number)       Identification No.)


      1930 Village Center Circle, Suite 3-183, Summerlin Nevada 89134-1389
               (Address of principal executive offices) (Zip Code)


                                 (702) 615-5922
               Registrant's telephone number, including area code

                  24 Carpenter Road, Chester, New York (Former
             name or former address, if changed since last report.)


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Item 1.  Changes in control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On December 16, 1999, the board of directors of Registrant authorized the issuance of 1,570,000 shares of Registrant's common stock to provide Registrant with working capital to cover its costs of operation and other expenses. On or about February 1, 2000, Registrant effected the sale of 1,500,000 shares to Southridge Group LLC for an aggregate purchase price of $30,000. The remaining 70,000 shares were sold to officers and directors of Registrant, or issued in partial compensation for services rendered.

Item 6.  Resignation of Registrant's directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         None submitted.

Item 8.  Change in Fiscal Year.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GAMOGEN, INC.


                                           By
                                             ----------------------------------
                                              Aaron A. Grunfeld
                                              Its Chief Executive Officer


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